                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                               January 24, 2002
                               ----------------
               Date of Report (Date of earliest event reported)


                          OSI PHARMACEUTICALS, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)



              DELAWARE                    0-15190                13-3159796
             ---------                    -------                ----------
  (State or other jurisdiction of       (Commission           (I.R.S. Employer
           incorporation)               File Number)        Identification No.)


                            58 SOUTH SERVICE ROAD
                              MELVILLE, NY 11747
                            ---------------------
                   (Address of principal executive offices)



                                (631) 962-2000
                                --------------
             (Registrant's telephone number, including area code)


                                     N/A
                       -------------------------------
                       (Former name or former address,
                        if changed since last report.)



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ITEM 5.  OTHER EVENTS

         On January 24, 2002, OSI Pharmaceuticals, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.  EXHIBITS

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
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     EXHIBIT NO.                         DESCRIPTION
---------------------------------------------------------------------
         99             Press release, dated January 24, 2002.
---------------------------------------------------------------------
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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 24, 2002           OSI PHARMACEUTICALS, INC.


                               By:    /s/ Robert L. Van Nostrand
                                    -----------------------------------------
                                    Robert L. Van Nostrand
                                    Vice President and Chief Financial
                                    Officer (Principal Financial Officer)


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                                EXHIBIT INDEX

---------------------------------------------------------------------
     EXHIBIT NO.                         DESCRIPTION
---------------------------------------------------------------------
         99             Press release, dated January 24, 2002.
---------------------------------------------------------------------